SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[_] Preliminary Information Statement	[_] Confidential, For Use of the Commission only
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CHINA UNITECH GROUP, INC.
(Name of Registrant as Specified in Its Charter)

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CHINA UNITECH GROUP, INC.
1-D-1010, Yuanjing Park,
Long Xiang Road Long Gang District, Shenzhen
Guangdong Province 518117
People’s Republic of China

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about August 13, 2010 to the holders of record of the outstanding common stock, $0.00001 par value per share (the “Common Stock”), of China Unitech Group, Inc., a Nevada corporation (the “Company”), as of the close of business on July 30, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated July 30, 2010 (the “Written Consent”) of a stockholder owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Majority Stockholder”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to China Unitech Group, Inc.

The Written Consent authorized and approved a Certificate of Amendment of our Articles of Incorporation (the “Certificate of Amendment”) to change our name to “China Internet Café Holdings Group, Inc.” A copy of the Certificate of Amendment is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under Chapter 78 of the Nevada Revised Statutes and our Bylaws to approve the Certificate of Amendment. Accordingly, the Certificate of Amendment is not presently being submitted to our other stockholders for a vote. The action by Written Consent will become effective when the Company files the Certificate of Amendment with the Nevada Secretary of State.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Dishan Guo
Dishan Guo
Chairman of the Board of Directors

GENERAL INFORMATION

This Information Statement is being first mailed on or about August 13, 2010 to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholder.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDER

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Certificate of Amendment requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, we had 20,200,000 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On July 30, 2010, our Board of Directors unanimously adopted resolutions approving the Certificate of Amendment and recommended that our stockholders approve the Certificate of Amendment as set forth in Appendix A. In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors has determined that the change of our name to “China Internet Café Holdings Group, Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report on Form 8-K filed on July 9, 2010.

CONSENTING STOCKHOLDERS

On the Record Date, Mr. Dishan Guo, being the record holder of 12,008,750 shares of our Common Stock, constituting 59.45% of our issued and outstanding our Common Stock, the sole class of our voting securities, consented in writing to the Certificate of Amendment.

Accordingly, we have obtained all necessary corporate approvals in connection with the Certificate of Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the action taken by the Majority Stockholder was by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Certificate of Amendment with the Nevada Secretary of State’s Office. The Certificate of Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 100,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, $0.00001 par value per share (the “Preferred Stock”). Each share of Common Stock entitles its record holder to one (1) vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. Our Board of Directors is authorized, subject to limits imposed by relevant Nevada laws, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval. Any Preferred Stock issued in the future may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company, or both. In addition, any such shares of Preferred Stock may have class or series voting rights.

At the close of business on the Record Date, we had 20,200,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

AMENDMENT OF OUR ARTICLES OF INCORPORATION

Our current Articles of Incorporation states that the name of the Company is “China Unitech Group, Inc.” On July 30, 2010, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Articles of Incorporation to change our name to “China Internet Café Holdings Group, Inc.” The Majority Stockholder approved the Certificate of Amendment pursuant to a Written Consent dated as of July 30, 2010. The proposed Certificate of Amendment is attached hereto as Appendix A.

The Certificate of Amendment effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The change of our name to “China Internet Café Holdings Group, Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report on Form 8-K filed on July 9, 2010.

DISSENTER’S RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the proposed amendment to our Articles of Incorporation and the adoption of the Certificate of Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our voting stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of each class our voting stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 1-D-1010, Yuanjing Park, Long Xiang Road, Long Gang District, Shenzhen, Guangdong Province, People’s Republic of China.

			Amount and
			Nature of
Name and Address			Beneficial	Percent of
of Beneficial Owner	Office, If Any	Title of Class	Ownership(1)	Class(2)
Officers and Directors
Dishan Guo	Chairman and Chief	Common stock,	12,008,750	59.45%
	Executive Officer	$0.00001 par value
Zhenquan Guo	Director	Common stock,	0	*
		$0.00001 par value
Lei Li	Director	Common stock,	0	*
		$0.00001 par value
Wenbin An	Director	Common stock,	0	*
		$0.00001 par value
Lizong Wang	Director	Common stock,	0	*
		$0.00001 par value
All officers and directors as a group		Common stock,	12,008,750	59.45%
(5 persons named above)		$0.00001 par value
5% Security Holders
Dishan Guo	Chairman and Chief	Common stock,	12,008,750	59.45%
	Executive Officer	$0.00001 par value

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)

A total of 20,200,000 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were incorporated in the State of Nevada on March 14, 2006. From our office in China, we planned to operate in the online travel business using the website www.chinabizhotel.com. The website was planned to offer viewers the ability to book hotel rooms in China and earn us booking fees from the respective hotels. However, we did not engage in any operations and were dormant from our inception until our reverse acquisition described below.

On July 2, 2010, we completed a reverse acquisition transaction through a share exchange with Classic Bond Development Limited, a British Virgin Islands company (“Classic Bond”), and its shareholders, whereby we acquired 100% of the issued and outstanding capital stock of Classic Bond in exchange for 19,000,000 shares of our Common Stock, which shares constituted 94% of our issued and outstanding shares on a fully-diluted basis, as of and immediately after the consummation of the reverse acquisition. As a result of the reverse acquisition, Classic Bond became our wholly-owned subsidiary and the former shareholders of Classic Bond, became our controlling shareholders, resulting in a change of control of the Company.

Upon the closing of the reverse acquisition on July 2, 2010, Xuezheng Yuan, our sole director and officer, submitted a resignation letter pursuant to which he resigned, with immediate effect, from all offices that he held and from his position as our sole director that became effective on August 9, 2010, the tenth day following the mailing by us of an information statement to our stockholders that complies with the requirements of Section 14f-1 of the Exchange Act (the “Information Statement”). Also upon the closing of the reverse acquisition, our board of directors increased its size from one to five members and appointed Dishan Guo, Zhenquan Guo, Lei Li, Wenbin An and Lizong Wang to fill the vacancies created by the resignation of Xuezheng Yuan and such increase. Mr. Dishan Guo’s appointment became effective upon closing of the reverse acquisition, while the remaining appointments became effective on August 9, 2010. In addition, our executive officers were replaced by the Classic Bond executive officers upon the closing of the reverse acquisition.

As a result of the reverse acquisition of Classic Bond, we assumed the business operations and strategy of Classic Bond and its Chinese subsidiary and entered into a new business. We now operate a chain of 28 internet cafés that we own in Shenzhen, Guangdong, China. We provide top quality internet café facilities and are the largest internet café chain in Shenzhen.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Appendix A

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

China Unitech Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is hereby amended to read: "The name of this Corporation is China Internet Café Holdings Group, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59.45%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09